                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 31, 2004

                              SITESTAR CORPORATION

             (Exact name of registrant as specified in its charter)

            Nevada                     000-27763                  88-0397234

 (State of Incorporation)       (Commission File Number)         (IRS Employer

                                                             Identification No.)

                              7109 Timberlake Road

                               Lynchburg, VA 24502

               (Address of principal executive offices) (Zip Code)

                                 (434) 239-4272

              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

Item 5.  Other Events

Effective January 31, 2004, Registrant entered into a Settlement Agreement with New Millennium Capital Partners II, LLC and AJW Partners, LLC  (the "Convertible Debenture Holders") whereby all legal action pending regarding the convertible debentures held by the Convertible Debenture Holders will be dismissed.  The terms of the agreement include a cash payment of $100,000 plus $80,000 worth of common stock.  The Convertible Debenture Holders agree to receive a limited amount of stock from their Escrow Agent each month with limits on how much can be sold.  In exchange, Registrant agrees to guarantee a certain average price for the stock that is sold and will gross up the balance, if any, the following year.  The Settlement Agreement is an exhibit to this report.

Item 7.  Financial Statement and Exhibits

  (c)   Exhibits:

  Exhibits    Description

  --------    -----------

  10.1       Settlement Agreement effective January 31, 2004

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the

Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated:  February 23, 2004

                                    SITESTAR CORPORATION

                                    By:  /s/ Frank Erhartic

                                         -------------------

                                    Name:  Frank Erhartic

                                    Title: President